Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

IN RE:                          }    CASE NUMBER
                                }    02-10835
                                }
The NewPower Company, et. al.   }    JUDGE   W. Homer Drake, Jr.
                                }
DEBTORS                         }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 10/31/03 TO 11/30/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                            Paul Ferdinands
                                            ---------------------------
                                            Attorney for Debtor

Debtor's Address                            Attorney's Address
and Phone Number                            and Phone Number

One Manhattanville Rd.                      191 Peachtree St.
Purchase, NY 10577                          Atlanta, GA 30303
Tel: (914) 697-2100                         Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
For Period from October 31, 2003 through November 30, 2003

Opening Cash Balance -10/31/03                        $   108,225  (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                            26
-------------------------------------------------------------------
Total Inflows                                                  26
----------------------------------------------------------------------------------------------------
                                                                     Distribution of Outflows
Outflows:                                                              NewPower         The NewPower
Post Petition:                                                     Holdings, Inc.        Company
-------------                                                      --------------       --------
Call Center (Sitel)
Professionals - Bankruptcy                                    142              142
Consulting Fees                                                 7                                 7
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                      4                                 4
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                 4                                 4
Rent                                                            2                2
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds                                                1                                 1
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                     9,887            9,875               13
Power                                                         232                               232
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Other Vendors   - Class Two Claims
----------------------------------------------------------------------------------------------------
Total Outflows                                             10,279           10,019              261
----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
Net Cash Flows                                            (10,253)
-------------------------------------------------------------------------
                                                      -------------------
Closing Cash Balance                                    $  97,972
======================================================-------------------



                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from October 31, 2003  through  November 30, 2003
Amounts in $000's

Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 10/31/03 G/L)
PLUS:  Current Month New Billings               - (November revenue)
LESS:  Collections During the Month             -
                                         ----------

End of Month Balance - Gross             $ 13,476 (per 11/30/03 G/L)
Allowance for Doubtful Accounts           (13,476)
                                         ----------

End of Month Balance - Net of Allowance  $      -
                                         ===========

                             Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                    AR Aging for Post Petition Receivables

                                      Current   > 30 days   > 60 days    Total
                                    -------------------------------------------
                                    $       -   $       -   $     111    $  111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from October 31, 2003  through  November 30, 2003
Amounts in $000's


See attached System Generated A/P reports as of 11/30/03 (Attachements 2A and 2B).


Beginning of Period Balance          $    807 (per 10/31/03 G/L)
PLUS:  New Indebtedness Incurred          375
LESS:  Amounts Paid on A/P               (344)
                                     ----------

End of Month Balance                 $    839 (per 11/30/03 G/L)
                                     =========


                                                The New Power Company
                                                    Vendor Detail
                                                Month of November 2003


                                                  Type            Date           Amount         Balance
                                              ---------------  -------------   ------------   -------------
Affiliated Warehouses, Inc.                                                                           0.00
                                              Bill              11/04/2003        1,000.33        1,000.33
                                              Bill Pmt -Check   11/06/2003       -1,000.33            0.00
                                                                               ------------   -------------
Total Affiliated Warehouses, Inc.                                                     0.00            0.00


Arnold & Porter                                                                                  80,415.00
                                              Bill              11/21/2003        5,472.46       85,887.46
                                              Bill              11/21/2003        1,002.25       86,889.71
                                              Bill              11/21/2003      116,457.52      203,347.23
                                              Bill              11/21/2003       28,030.50      231,377.73
                                              Bill Pmt -Check   11/21/2003     -121,929.98      109,447.75
                                                                               ------------   -------------
Total Arnold & Porter                                                            29,032.75      109,447.75


AT&T                                                                                                 64.35
Total AT&T                                                                                           64.35

Bracewell Patterson                                                                                 475.00
Total Bracewell Patterson                                                                           475.00

Carroll & Gross                                                                                  23,180.84
Total Carroll & Gross                                                                            23,180.84

Cinergy                                                                                              -4.60
Total Cinergy                                                                                        -4.60

D'Arcangelo & Co. LLP                                                                             4,668.96
                                              Bill              11/21/2003       19,102.51       23,771.47
                                              Bill              11/21/2003        4,614.50       28,385.97
                                              Bill Pmt -Check   11/21/2003      -19,102.51        9,283.46
                                                                               ------------   -------------
Total D'Arcangelo & Co. LLP                                                       4,614.50        9,283.46

Deloitte & Touche LLP                                                                             3,395.90
                                              Bill              11/19/2003        3,851.50        7,247.40
                                              Bill Pmt -Check   11/19/2003       -3,851.50        3,395.90
                                                                               ------------   -------------
Total Deloitte & Touche LLP                                                           0.00        3,395.90

Direct TV                                                                                            84.82
Total Direct TV                                                                                      84.82

Fosdick Fulfillment Corporation                                                                       0.00
                                              Bill              11/21/2003        1,722.50        1,722.50
                                              Bill Pmt -Check   11/21/2003       -1,722.50            0.00
                                                                               ------------   -------------
Total Fosdick Fulfillment Corporation                                                 0.00            0.00

Gretchen Crist                                                                                        0.00
                                              Bill              11/04/2003          289.73          289.73
                                              Bill Pmt -Check   11/06/2003         -289.73            0.00
                                                                               ------------   -------------
Total Gretchen Crist                                                                  0.00            0.00


                                                                                        Exhibit 2A  Page 1 of 4


                                                The New Power Company
                                                    Vendor Detail
                                                Month of November 2003

                                                  Type            Date           Amount         Balance
                                              ---------------  -------------   ------------   -------------

IKON Office Solutions                                                                                 0.00
                                              Bill              11/04/2003          137.80          137.80
                                              Bill Pmt -Check   11/06/2003         -137.80            0.00
                                                                               ------------   -------------
Total IKON Office Solutions                                                           0.00            0.00


James Malone                                                                                          0.00
                                              Bill              11/19/2003          102.16          102.16
                                              Bill Pmt -Check   11/19/2003         -102.16            0.00
                                                                               ------------   -------------
Total James Malone                                                                    0.00            0.00

Kenyon & Kenyon                                                                                   3,999.01
Total Kenyon & Kenyon                                                                             3,999.01

King and Spalding                                                                                 2,926.41
Total King and Spalding                                                                           2,926.41

Leboeuf, Lamb, Greene & Macrae                                                                   12,261.16
Total Leboeuf, Lamb, Greene & Macrae                                                             12,261.16

Mellon Investors Services, LLC                                                                        0.00
                                              Bill              11/21/2003        1,364.13        1,364.13
                                              Bill Pmt -Check   11/21/2003       -1,364.13            0.00
                                                                               ------------   -------------
Total Mellon Investors Services, LLC                                                  0.00            0.00

Morris, Manning & martin, LLP                                                                     1,853.90
                                              Bill              11/06/2003        6,287.23        8,141.13
                                              Bill              11/06/2003        1,266.00        9,407.13
                                              Bill Pmt -Check   11/06/2003       -6,287.23        3,119.90
                                              Bill Pmt -Check   11/06/2003       -3,119.90            0.00
                                                                               ------------   -------------
Total Morris, Manning & martin, LLP                                              -1,853.90            0.00

Mr. Robert Kuehn                                                                                      0.00
                                              Bill              11/13/2003          236.76          236.76
                                              Bill Pmt -Check   11/13/2003         -236.76            0.00
                                                                               ------------   -------------
Total Mr. Robert Kuehn                                                                0.00            0.00

Next Energy                                                                                       4,020.00
Total Next Energy                                                                                 4,020.00

NIPSCO                                                                                          -10,548.95
Total NIPSCO                                                                                    -10,548.95

Parker, Hudson, Rainer & Dobbs                                                                  101,393.10
Total Parker, Hudson, Rainer & Dobbs                                                            101,393.10

PJM                                                                                             -25,548.10
Total PJM                                                                                       -25,548.10


                                                                                        Exhibit 2A  Page 2 of 4



                                                The New Power Company
                                                    Vendor Detail
                                                Month of November 2003

                                                  Type            Date           Amount         Balance
                                              ---------------  -------------   ------------   -------------

Poorman-Douglas Corporation                                                                           0.00
                                              Bill              11/19/2003        2,866.03        2,866.03
                                              Bill Pmt -Check   11/19/2003       -2,866.03            0.00
                                              Bill              11/21/2003        8,003.87        8,003.87
                                              Bill Pmt -Check   11/21/2003       -8,003.87            0.00
                                                                               ------------   -------------
Total Poorman-Douglas Corporation                                                     0.00            0.00

Premier Corporate Services                                                                            0.00
                                              Bill              11/19/2003          198.50          198.50
                                              Bill Pmt -Check   11/19/2003         -198.50            0.00
                                                                               ------------   -------------
Total Premier Corporate Services                                                      0.00            0.00

SFI                                                                                              45,303.83
Total SFI                                                                                        45,303.83

Sidley Austin Brown & Wood                                                                      559,184.10
                                              Bill              11/19/2003      169,461.72      728,645.82
                                              Bill Pmt -Check   11/19/2003     -169,461.72      559,184.10
                                                                               ------------   -------------
Total Sidley Austin Brown & Wood                                                      0.00      559,184.10

SNET                                                                                                  0.00
                                              Bill              11/13/2003          707.87          707.87
                                              Bill Pmt -Check   11/13/2003         -707.87            0.00
                                                                               ------------   -------------
Total SNET                                                                            0.00            0.00

Sonara Carvalho                                                                                       0.00
                                              Bill              11/13/2003          165.00          165.00
                                              Bill Pmt -Check   11/13/2003         -165.00            0.00
                                                                               ------------   -------------
Total Sonara Carvalho                                                                 0.00            0.00

Steve Davis Consulting                                                                              350.00
Total Steve Davis Consulting                                                                        350.00

Sutherland Asbill & Brennan, LLC                                                                   -208.11
Total Sutherland Asbill & Brennan, LLC                                                             -208.11

UPS                                                                                                 157.70
Total UPS                                                                                           157.70

UPS Delivery                                                                                          0.00
                                              Bill              11/04/2003           26.73           26.73
                                              Bill              11/06/2003           16.00           42.73
                                              Bill Pmt -Check   11/06/2003          -42.73            0.00
                                              Bill              11/13/2003           26.19           26.19
                                              Bill Pmt -Check   11/13/2003          -26.19            0.00
                                              Bill              11/19/2003           26.69           26.69
                                              Bill Pmt -Check   11/19/2003          -26.69            0.00
                                                                               ------------   -------------
Total UPS Delivery                                                                    0.00            0.00



                                                                                        Exhibit 2A  Page 3 of 4


                                                The New Power Company
                                                    Vendor Detail
                                                Month of November 2003

                                                  Type            Date           Amount         Balance
                                              ---------------  -------------   ------------   -------------

VeriCenter                                                                                            0.00
                                              Bill              11/13/2003        2,716.21        2,716.21
                                              Bill Pmt -Check   11/13/2003       -2,716.21            0.00
                                                                               ------------   -------------
Total VeriCenter                                                                      0.00            0.00

Verizon                                                                                               0.00
                                              Bill              11/13/2003           76.83           76.83
                                              Bill              11/13/2003           48.23          125.06
                                              Bill              11/13/2003          123.68          248.74
                                              Bill              11/13/2003           23.12          271.86
                                              Bill              11/13/2003           27.68          299.54
                                              Bill Pmt -Check   11/13/2003         -299.54            0.00
                                                                               ------------   -------------
Total Verizon                                                                         0.00            0.00

Vorys, Sater, Seymour and Pease                                                                     530.75
Total Vorys, Sater, Seymour and Pease                                                               530.75
                                                                               ------------   -------------

TOTAL                                                                            31,793.35      839,748.42
                                                                               ============   =============

Balance at October 31, 2003                                                                     807,955.07
New Invoices Issued                                                                             375,452.23
Bills Paid                                                                                     -343,658.88
                                                                                               ------------
Balance at November 30, 2003                                                                    839,748.42
                                                                                              =============

                                                                                        Exhibit 2A  Page 4 of 4



                                        The New Power The New Power Company
                                               Unpaid Bills Detail
                                             As of November 30, 2003

                                   Date                 Num                 Amount        Balance
                                -----------   ------------------------   -------------   -----------
Arnold & Porter
                                06/30/2003                                  42,915.00     42,915.00
                                08/26/2003    Inv. 1061811 (B)              18,931.00     61,846.00
                                08/26/2003    Iinv. 1056981 (B)             11,702.25     73,548.25
                                10/14/2003    Inv. 1065562                   6,866.75     80,415.00
                                11/21/2003    Inv. 1069078                   1,002.25     81,417.25
                                11/21/2003    Inv. 1054560                  28,030.50    109,447.75
                                                                         -------------   -----------
Total Arnold & Porter                                                      109,447.75    109,447.75


AT&T
                                06/30/2003    Oopening Balance                  64.35         64.35
                                                                         -------------   -----------
Total AT&T                                                                      64.35         64.35


Bracewell Patterson
                                06/30/2003                                     475.00        475.00
                                                                         -------------   -----------
Total Bracewell Patterson                                                      475.00        475.00


Carroll & Gross
                                06/30/2003                                  23,180.84     23,180.84
                                                                         -------------   -----------
Total Carroll & Gross                                                       23,180.84     23,180.84


Cinergy
                                06/30/2003                                      -4.60         -4.60
                                                                         -------------   -----------
Total Cinergy                                                                   -4.60         -4.60


D'Arcangelo & Co. LLP
                                06/30/2003                                   4,668.96      4,668.96
                                11/21/2003    Inv. 11023                     4,614.50      9,283.46
                                                                         -------------   -----------
Total D'Arcangelo & Co. LLP                                                  9,283.46      9,283.46


Deloitte & Touche LLP
                                08/26/2003    Inv. 07141895 (B)              2,229.10      2,229.10
                                09/15/2003    Inv. 086707311                   220.90      2,450.00
                                10/23/2003    Inv. 08676275                    945.90      3,395.90
                                                                         -------------   -----------
Total Deloitte & Touche LLP                                                  3,395.90      3,395.90


Direct TV
                                06/30/2003                                      84.42         84.42
                                                                         -------------   -----------
                                                                                84.42         84.42


Kenyon & Kenyon
                                10/17/2003    Claim Payment                  3,999.01      3,999.01
                                                                         -------------   -----------
Total Kenyon & Kenyon                                                        3,999.01      3,999.01


                                                                                        Exhibit 2B  Page 1 of 3


                                        The New Power The New Power Company
                                               Unpaid Bills Detail
                                             As of November 30, 2003

                                   Date                 Num                 Amount        Balance
                                -----------   ------------------------   -------------   -----------

King and Spalding
                                06/30/2003                                   1,563.21      1,563.21
                                08/26/2003    Inv. 246683 (B)                1,363.20      2,926.41
                                                                         -------------   -----------
Total King and Spalding                                                      2,926.41      2,926.41


Leboeuf, Lamb, Greene & Macrae
                                06/30/2003                                   4,086.06      4,086.06
                                08/26/2003    Inv. 343381 (B)                2,529.80      6,615.86
                                08/26/2003    Inv. 343382 (B)                  137.10      6,752.96
                                08/26/2003    Inv. 345466 (B)                2,437.60      9,190.56
                                10/14/2003                                   1,352.20     10,542.76
                                10/23/2003    Inv. 350077                      605.00     11,147.76
                                10/23/2003    Invoice: 350078                1,113.40     12,261.16
                                                                         -------------   -----------
Total Leboeuf, Lamb, Greene & Macrae                                        12,261.16     12,261.16


Next Energy
                                06/30/2003                                   4,020.00      4,020.00
                                                                         -------------   -----------
Total Next Energy                                                            4,020.00      4,020.00


NIPSCO
                                06/30/2003                                 -10,548.95    -10,548.95
                                                                         -------------   -----------
Total NIPSCO                                                               -10,548.95    -10,548.95


Parker, Hudson, Rainer & Dobbs
                                06/30/2003                                  36,292.50     36,292.50
                                07/16/2003    Inv. # 111466                  2,849.00     39,141.50
                                07/16/2003    Invoice # 111467               1,786.40     40,927.90
                                08/26/2003    Inv. # 112543 (B)              2,536.20     43,464.10
                                08/26/2003    Inv. 112544 (B)                6,697.00     50,161.10
                                08/26/2003    Inv. 113330 (B)                5,600.70     55,761.80
                                08/26/2003    Inv. 113329 (B)                3,100.60     58,862.40
                                10/14/2003    Inv. 114076 RTD                6,126.50     64,988.90
                                10/14/2003    Inv. 114075 RTD                6,926.40     71,915.30
                                10/14/2003    Inv 110749 RTD                 2,800.50     74,715.80
                                10/14/2003    Inv. 110747 RTD                2,175.60     76,891.40
                                10/23/2003    Invoice 41984 RTD             11,122.50     88,013.90
                                10/23/2003    Inv. 41983 RTD                13,379.20    101,393.10

                                                                         -------------   -----------
Total Parker, Hudson, Rainer & Dobbs                                       101,393.10    101,393.10


PJM
                                06/30/2003                                 -25,548.10    -25,548.10
                                                                         -------------   -----------
Total PJM                                                                  -25,548.10    -25,548.10


SFI
                                06/30/2003                                  45,303.83     45,303.83
                                                                         -------------   -----------
Total SFI                                                                   45,303.83     45,303.83


                                                                                        Exhibit 2B  Page 2 of 3


                                        The New Power The New Power Company
                                               Unpaid Bills Detail
                                             As of November 30, 2003

                                   Date                 Num                 Amount        Balance
                                -----------   ------------------------   -------------   -----------

Sidley Austin Brown & Wood
                                06/30/2003                                 419,038.10    419,038.10
                                07/22/2003    Inv. 23033301A                43,838.40    462,876.50
                                08/26/2003    Inv. 23041968 (B)             27,768.50    490,645.00
                                10/14/2003    Inv. 23047922                 33,244.70    523,889.70
                                10/14/2003    Inv. 23053734                 35,294.40    559,184.10

                                                                         -------------   -----------
Total Sidley Austin Brown & Wood                                           559,184.10    559,184.10


Steve Davis Consulting
                                06/30/2003                                     350.00        350.00
                                                                         -------------   -----------
Total Steve Davis Consulting                                                   350.00        350.00


Sutherland Asbill & Brennan, LLC
                                07/08/2003                                    -208.11       -208.11
                                                                         -------------   -----------
Total Sutherland Asbill & Brennan, LLC                                        -208.11       -208.11


UPS
                                06/30/2003                                     157.70        157.70
                                                                         -------------   -----------
Total UPS                                                                      157.70        157.70


Vorys, Sater, Seymour and Pease
                                06/30/2003                                     448.75        448.75
                                08/26/2003    Inv. 455330 (B)                   82.00        530.75

                                                                         -------------   -----------
Total Vorys, Sater, Seymour and Pease                                          530.75        530.75
                                                                         -------------   -----------

TOTAL                                                                      839,748.02    839,748.02
                                                                         =============   ===========






                                                                                        Exhibit 2B  Page 3 of 3


                                                                Attachment 3
NewPower Holdings, Inc.
Case Number:  02-10835
Inventroy and Fixed Assets Report
For Period from October 31, 2003 through November 30, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date     $ 15,587


Inventory at Beginning of Period       $      - (per 10/31/03 G/L)
PLUS:  Inventory Purchased                    - (per daily cash report)
LESS:  Inventory Used or Sold
                                       ---------

End of Month Balance                   $      - (per 11/30/03 G/L)
                                       ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period    $      -
Less:  Depreciation Expense                   -
Less:  Dispositions                           -
Add:   Purchases                              -
                                       ----------
Fixed Assets at End of Period          $      -
                                       ==========

                                                                Attachment 4
                                                                Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $ 108,222,164.66
Total Deposits            $      25,560.52
Total Payments            $  10,280,764.98
Closing Balance           $  97,966,960.20
Service Charges           $       4,261.63

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 2 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $1,005.37
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance           $1,005.37
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 3 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                     $690.03
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                       $690.03
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 4 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 5 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $156,212.09
Total Payments                    $156,212.09
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                200320
Last Check issued this Period                 200345
Total # of checks issued this Period              23

                                                                Attachment 4
                                                                Page 6 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                        $492.96
Total Payments                        $492.96
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                       NA
Last Check issued this Period                        NA
Total # of checks issued this Period                 NA

                                                                Attachment 4
                                                                Page 7 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A

                                                                Attachment 4
                                                                Page 8 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                   $2,116.97
Total Deposits                        $173.53
Total Payments                        $935.91
Closing Balance                     $1,354.59
Service Charges                       $935.91

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A

                                                                Attachment 4
                                                                Page 9 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance              $2,560.71 CAN$
Total Deposits
Total Payments                     $5.00
Closing Balance                $2,555.71
Service Charges           $         5.00

First Check issued this Period                       NA
Last Check issued this Period                        NA
Total # of checks issued this Period                  0

                                                                Attachment 4
                                                                Page 10 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 11 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges            N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 12 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                     $46,075.77
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 13 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 14 of 14

Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         11/01/2003-11/30/2003

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                          ACCOUNT CLOSED


                                The New Power Company            Attachment 5
                                   Check Detail
                                   November 2003

     Num             Date                      Name                     Paid Amount
---------------   ------------   ----------------------------------    --------------
200320             11/06/2003    Morris, Manning & Martin, LLP              6,287.23
200321             11/06/2003    Morris, Manning & Martin, LLP              3,119.90
200322             11/06/2003    UPS Delivery                                  42.73
200323             11/06/2003    Affiliated Warehouses, Inc.                1,000.33
200324             11/06/2003    Gretchen Crist                               289.73
200325             11/06/2003    IKON Office Solutions                        137.80
200326             11/13/2003    Mr. Robert Kuehn                             236.76
200327             11/13/2003    UPS Delivery                                  26.19
200328             11/13/2003    Verizon                                      299.54
200329             11/13/2003    VeriCenter                                 2,716.21
200330             11/13/2003    Sonara Carvalho                              165.00
200331             11/13/2003    SNET                                         707.87
200332             11/13/2003    Void                                              -
200333             11/19/2003    James Malone                                 102.16
200334             11/19/2003    UPS Delivery                                  26.69
200335             11/19/2003    Premier Corporate Services                   198.50
200336             11/19/2003    Deloitte & Touche LLP                      3,851.50
200337             11/19/2003    Poorman-Douglas Corporation                2,866.03
200338             11/19/2003    Sidley Austin Brown & Wood               169,461.72
200339             11/19/2003    Void                                              -
200340             11/19/2003    Void                                              -
200341             11/21/2003    D'Arcangelo & Co. LLP                     19,102.51
200342             11/21/2003    Poorman-Douglas Corporation                8,003.87
200343             11/21/2003    Arnold & Porter                          121,929.98
200344             11/21/2003    Mellon Investors Services, LLC             1,364.13
200345             11/21/2003    Fosdick Fulfillment Corporation            1,722.50



Note: Excludes amounts transferred by wire                         Page 1 of 1

                                                                Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from October 31, 2003 through November 30, 2003
Amounts in $000's


Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.



Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from October 31, 2003 through November 30, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                           Full Time  Part Time
# of Employees at beginning of period                             3           -
# hired during the period                                         -           -
# terminated/resigned during period                               -           -
                                                           --------------------
# employees on payroll - end of period                            3           -
                                                           ====================

# of employees on temporary consulting assignments                            1

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*Omitted.

                                                                Attachment 7B
                                                               (Supplemental)



                 Payments made to insiders 10/31/03 - 11/30/03

Payments are in gross amts

                    Title                      Amount         Date        Type

FOSTER, MARY        President, Co-CEO          $ 10,416.67    11/15/2003    Salary for pay period 11/01 - 11/15
                                               $ 10,416.67    11/30/2003    Salary for pay period 11/15 - 11/30


MALONE, JAMES       President, Co-CEO          $  6,250.00    11/15/2003    Salary for pay period 11/01 - 11/15
                                               $  6,250.00    11/30/2003    Salary for pay period 11/15 - 11/30
                                               $675,000.00    11/29/2003    Contract Settlement
                                               $191,580.00    11/29/2003    KERP Holdback Payment
                                               $ 12,718.80    11/29/2003    Interest on Contract Settlement
                                              -------------
                                               $912,632.14
                                              =============



                                                                Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from October 31, 2003  through  November 30, 2003

None